UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2015

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

MARYLAND	001-11852	62-1507028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 West End Avenue, Suite 700, Nashville, Tennessee 37203

(Address of Principal Executive Offices and Zip Code)

(615) 269-8175

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 24, 2015, Healthcare Realty Trust Incorporated (the “Company”) expects to complete the sale of $250,000,000 aggregate principal amount of the Company’s 3.875% senior unsecured notes due 2025 (the “Notes”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-194037) filed with the Securities and Exchange Commission on February 19, 2014.

The Notes will be issued under an Indenture between the Company and Regions Bank, as trustee (the “Trustee”), dated as of May 15, 2001, as supplemented by the Sixth Supplemental Indenture between the Company and the Trustee, dated as of April 24, 2015 (collectively, the “Indenture”). The Notes bear interest at a rate of 3.875% per year, payable semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 2015. The Notes mature on May 1, 2025. The Trustee is an affiliate of Regions Securities LLC, which is one of the underwriters for the offering of the Notes.

The Notes may be redeemed in whole at any time or in part from time to time, at the Company’s option. If the Notes are redeemed before February 1, 2025 (three months prior to the maturity date of the Notes), the Notes will be redeemed at a redemption price equal to the sum of (i) the outstanding principal amount of the Notes, (ii) the accrued and unpaid interest on the outstanding principal amount, and (iii) the excess, if any, of (a) the sum of the present values as of the date of such redemption or accelerated payment of the remaining scheduled payments of principal and interest on the Notes to be redeemed or repaid (not including any portion of such payments of interest accrued to the date of redemption or repayment) discounted to the date of redemption at the applicable Treasury Rate plus 30 basis points, over (b) the principal amount being redeemed or repaid. If the Notes are redeemed on or after February 1, 2025, the Notes will be redeemed at a redemption price equal to the sum of (i) the outstanding principal amount and (ii) the accrued and unpaid interest on the outstanding principal amount.

The Indenture contains various covenants including the following: (i) debt will not exceed 60% of total assets; (ii) liens will not secure obligations in excess of 40% of total assets; (iii) total unencumbered assets will not be less than 150% of unsecured debt; and (iv) consolidated income available for debt service will be at least 150% of consolidated interest expense for the most recent four previous consecutive fiscal quarters. The Indenture provides for certain events of default, including default on certain other indebtedness.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the Form of Note which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

4.1	Indenture, dated as of May 15, 2001, by and between the Company and Regions Bank, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2001)

4.2	Sixth Supplemental Indenture, dated April 24, 2015, by and between the Company and Regions Bank, as trustee

4.3	Form of 3.875% Senior Note due 2025 (set forth in Exhibit B to the Sixth Supplemental Indenture filed as Exhibit 4.2 hereto)

5	Opinion of Waller Lansden Dortch & Davis, LLP

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By:	/s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: April 24, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of May 15, 2001, by and between the Company and Regions Bank, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2001)

4.2	Sixth Supplemental Indenture, dated April 24, 2015, by and between the Company and Regions Bank, as trustee

4.3	Form of 3.875% Senior Note due 2025 (set forth in Exhibit B to the Sixth Supplemental Indenture filed as Exhibit 4.2 hereto)

5	Opinion of Waller Lansden Dortch & Davis, LLP

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5 hereto)